UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2012

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 1530
Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under ☐ the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under ☐ the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

On January 23, 2012, Pebblebrook Hotel Trust (the “Company”) issued a press release providing its outlook for 2012.

A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated by reference.

The Company has posted a copy of the press release in the Investor Relations section of its website at www.pebblebrookhotels.com.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued January 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST
January 24, 2012	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued January 23, 2012.